SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)	November 8, 2006
						____________________________

	           		   US 1 INDUSTRIES, INC.
____________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


	Indiana	                 1-8129     		95-3585609
____________________________________________________________________________
(State or Other Jurisdiction 	    (Commission 	(IRS Employer
of Incorporation)		     File Number) 	Identification No.)

336 West US Hwy 30, Suite 201, Valparaiso, Indiana	46385
____________________________________________________________________________
(Address of Principal Executive Offices)		(Zip Code)


Registrant's telephone number, including area code	(219) 476-1300
						    ________________________

		    			Not Applicable
____________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ___ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 1.01   Entry into a Material Definitive Agreement.

	US 1 Industries, Inc. (the "Company") issued a Convertible Subordinated Promissory Note in the amount of $1,975,000 payable to Michael
E. Kibler ("Kibler"), the Chief Executive Officer of the Company, and issued an additional Convertible Subordinated Promissory Note in the amount of $1,975,000 payable to Harold E. Antonson ("Antonson"), the Chief Financial Officer of the Company (collectively, the "Notes"). The Notes have been issued in exchange for the cancellation of certain notes (the "Cancelled Notes") issued by the Company to Kibler, Antonson and August Investment Partnership, in which Kibler and Antonson are the controlling partners.
The Cancelled Notes bore interest at prime rate plus 0.75% (9% as of September 30, 2006) per annum and were scheduled to mature in October 2007. The $3,950,000 aggregate principal amount of the Notes is equal to the principal amount and accrued interest owed on the Cancelled Notes.

   Each of the Notes bears interest, at a rate equal to the prime rate minus one percent per year (the "Initial Interest Rate"), which interest shall accrue from September 22, 2006, and is due and payable in full, plus accrued and unpaid interest, on September 22, 2007 (the "Maturity Date"). In the event that the full principal amount of the Notes is not paid in full on or prior to the Maturity Date, interest at a rate equal to the Initial Interest Rate plus three percent (3%) per annum shall continue to accrue on the balance of any unpaid principal until such balance is paid. At the holder's option, each Note is convertible into shares of the Company's common stock (the "Conversion Shares"). The Conversion Shares shall be determined by dividing the aggregate amount of principal outstanding under the applicable Note, including accrued interest, by the Conversion Price (as defined in the Notes). The initial Conversion Price will be $1.48, which shall be adjusted to reflect any stock splits, subdivisions or reverse stock splits. In addition, the right to convert the Notes terminates upon the maturity of the Notes.

   Copies of the Notes payable to Kibler and Antonson are attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated by reference into this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

	The information provided in response to Item 1.01 of this Current Report with respect to the issuance of the Notes is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

 (d)  Exhibits

  10.1 Convertible Subordinated Promissory Note due September 22, 2007, with Michael E. Kibler

  10.2 Convertible Subordinated Promissory Note due September 22, 2007, with Harold E. Antonson










                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         US 1 INDUSTRIES, INC.



Dated:  November 9, 2006           By:  /S/  Michael E. Kibler
                                       ___________________________________
                                   Name:   Michael E. Kibler
                                   Title:  President and Chief Executive Officer









































                                EXHIBIT INDEX


Exhibit No.			Description of Exhibit
________________               _______________________

10.1 Convertible Subordinated Promissory Note due September 22, 2007, with Michael E. Kibler

10.2 Convertible Subordinated Promissory Note due September 22, 2007, with Harold E. Antonson